Exhibit 99.1

THE PNC FINANCIAL SERVICES GROUP, INC.

FINANCIAL SUPPLEMENT
FOURTH QUARTER 2021
(Unaudited)

THE PNC FINANCIAL SERVICES GROUP, INC.
FINANCIAL SUPPLEMENT
FOURTH QUARTER 2021
(UNAUDITED)

The information contained in this Financial Supplement is preliminary, unaudited and based on data available on January 18, 2022. We have reclassified certain prior period amounts to be consistent with the current period presentation, which we believe is more meaningful to readers of our consolidated financial statements. This information speaks only as of the particular date or dates included in the schedules. We do not undertake any obligation to, and disclaim any duty to, correct or update any of the information provided in this Financial Supplement. Our future financial performance is subject to risks and uncertainties as described in our United States Securities and Exchange Commission (SEC) filings.

BUSINESS
PNC is one of the largest diversified financial services companies in the United States (U.S.) and is headquartered in Pittsburgh, Pennsylvania. PNC has businesses engaged in retail banking, including residential mortgage, corporate and institutional banking and asset management, providing many of its products and services nationally. PNC's retail branch network is located coast-to-coast. PNC also has strategic international offices in four countries outside the U.S.

ACQUISITION OF BBVA USA BANCSHARES, INC.
On June 1, 2021, PNC acquired BBVA USA Bancshares Inc. (BBVA), a U.S. financial holding company conducting its business operations primarily through its U.S. banking subsidiary, BBVA USA. PNC paid $11.5 billion in cash as consideration for the acquisition.

On October 8, 2021, BBVA USA merged into PNC Bank. As of October 12, 2021, PNC converted approximately 2.6 million customers, 9,000 employees and over 600 branches across seven states. Our results for the year ended 2021 reflect the benefit of BBVA's acquired business operations for the period since the acquisition closed on June 1, 2021. PNC's balance sheets at December 31, 2021, September 30, 2021 and June 30, 2021 include BBVA's balances.

DISCONTINUED OPERATIONS
On May 15, 2020, PNC completed the sale of its 31.6 million shares of BlackRock, Inc., common and preferred stock through a registered secondary offering. In addition, BlackRock repurchased 2.65 million shares from PNC. The total proceeds from the sale were $14.2 billion in cash, net of $0.2 billion in expenses, and resulted in a gain on sale of $4.3 billion. Additionally, PNC contributed 500,000 BlackRock shares to the PNC Foundation on May 18, 2020. As a result, PNC has divested its entire holding in BlackRock. PNC and its affiliates only hold shares of BlackRock stock in a fiduciary capacity for clients of PNC and its affiliates. Activity for BlackRock for all periods presented on the Consolidated Income Statement have been reclassified to discontinued operations in accordance with Accounting Standard Codification (ASC) 205-20, Presentation of Financial Statements - Discontinued Operations.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 1

Table 1: Consolidated Income Statement (Unaudited)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions, except per share data	2021	2021	2021	2021	2020	2021	2020
Interest Income
Loans	$2,414	$2,437	$2,160	$1,996	$2,074	$9,007	$8,927
Investment securities	484	460	469	421	442	1,834	2,041
Other	77	78	72	66	60	293	339
Total interest income	2,975	2,975	2,701	2,483	2,576	11,134	11,307
Interest Expense
Deposits	27	29	30	40	53	126	643
Borrowed funds	86	90	90	95	99	361	718
Total interest expense	113	119	120	135	152	487	1,361
Net interest income	2,862	2,856	2,581	2,348	2,424	10,647	9,946
Noninterest Income
Asset management	251	248	239	226	221	964	836
Consumer services	508	496	457	384	387	1,845	1,484
Corporate services	839	842	688	555	650	2,924	2,167
Residential mortgage	101	147	103	105	99	456	604
Service charges on deposits	126	159	131	119	134	535	500
Other (a)	440	449	468	483	293	1,840	1,364
Total noninterest income	2,265	2,341	2,086	1,872	1,784	8,564	6,955
Total revenue	5,127	5,197	4,667	4,220	4,208	19,211	16,901
Provision For (Recapture of) Credit Losses	(327)	(203)	302	(551)	(254)	(779)	3,175
Noninterest Expense
Personnel	2,038	1,986	1,640	1,477	1,521	7,141	5,673
Occupancy	260	248	217	215	215	940	826
Equipment	437	355	326	293	296	1,411	1,176
Marketing	97	103	74	45	64	319	236
Other	959	895	793	544	612	3,191	2,386
Total noninterest expense	3,791	3,587	3,050	2,574	2,708	13,002	10,297
Income from continuing operations before income taxes and noncontrolling interests	1,663	1,813	1,315	2,197	1,754	6,988	3,429
Income taxes from continuing operations	357	323	212	371	298	1,263	426
Net income from continuing operations	1,306	1,490	1,103	1,826	1,456	5,725	3,003
Income from discontinued operations before taxes							5,777
Income taxes from discontinued operations							1,222
Net income from discontinued operations							4,555
Net income	1,306	1,490	1,103	1,826	1,456	5,725	7,558
Less: Net income attributable to noncontrolling interests	13	16	12	10	14	51	41
Preferred stock dividends (b)	71	57	48	57	48	233	229
Preferred stock discount accretion and redemptions	2	1	1	1	1	5	4
Net income attributable to common shareholders	$1,220	$1,416	$1,042	$1,758	$1,393	$5,436	$7,284
Earnings Per Common Share
Basic earnings from continuing operations	$2.87	$3.31	$2.43	$4.11	$3.26	$12.71	$6.37
Basic earnings from discontinued operations							10.62
Total basic earnings	$2.87	$3.31	$2.43	$4.11	$3.26	$12.71	$16.99
Diluted earnings from continuing operations	$2.86	$3.30	$2.43	$4.10	$3.26	$12.70	$6.36
Diluted earnings from discontinued operations							10.60
Total diluted earnings	$2.86	$3.30	$2.43	$4.10	$3.26	$12.70	$16.96
Average Common Shares Outstanding
Basic	424	426	427	426	425	426	427
Diluted	424	426	427	426	426	426	427
Efficiency	74%	69%	65%	61%	64%	68%	61%
Noninterest income to total revenue	44%	45%	45%	44%	42%	45%	41%
Effective tax rate from continuing operations (c)	21.5%	17.8%	16.1%	16.9%	17.0%	18.1%	12.4%
(a)Includes net gains on sales of securities of $14 million, $15 million, $10 million, $25 million, and $51 million for the quarters ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively, and $64 million and $305 million for the twelve months ended December 31, 2021 and December 31, 2020, respectively.
(b)Dividends are payable quarterly other than Series R and Series S preferred stock, which are payable semiannually.
(c)The effective income tax rates are generally lower than the statutory rate due to the relationship of pretax income to tax credits and earnings that are not subject to tax.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 2
Table 2: Consolidated Balance Sheet (Unaudited)

	December 31	September 30	June 30	March 31	December 31
In millions, except par value	2021	2021	2021	2021	2020
Assets
Cash and due from banks	$8,004	$8,843	$8,724	$7,455	$7,017
Interest-earning deposits with banks (a)	74,250	75,478	72,447	86,161	85,173
Loans held for sale (b)	2,231	2,121	2,227	1,967	1,597
Investment securities – available for sale	131,536	124,127	125,058	96,799	87,358
Investment securities – held to maturity	1,426	1,479	1,485	1,456	1,441
Loans (b)	288,372	290,230	294,704	237,013	241,928
Allowance for loan and lease losses	(4,868)	(5,355)	(5,730)	(4,714)	(5,361)
Net loans	283,504	284,875	288,974	232,299	236,567
Equity investments	8,180	7,737	7,521	6,386	6,052
Mortgage servicing rights	1,818	1,833	1,793	1,680	1,242
Goodwill	10,916	10,885	10,958	9,317	9,233
Other (b)	36,583	36,137	35,025	30,894	30,999
Total assets	$558,448	$553,515	$554,212	$474,414	$466,679
Liabilities
Deposits
Noninterest-bearing	$155,175	$156,305	$154,190	$120,641	$112,637
Interest-bearing	302,103	292,597	298,693	254,426	252,708
Total deposits	457,278	448,902	452,883	375,067	365,345
Borrowed funds
Federal Home Loan Bank borrowings				1,500	3,500
Bank notes and senior debt	20,661	22,993	24,408	22,139	24,271
Subordinated debt	6,996	7,074	7,120	6,241	6,403
Other (b)	3,127	3,404	3,285	3,150	3,021
Total borrowed funds	30,784	33,471	34,813	33,030	37,195
Allowance for unfunded lending related commitments	662	646	645	507	584
Accrued expenses and other liabilities	13,998	14,199	11,186	11,931	9,514
Total liabilities	502,722	497,218	499,527	420,535	412,638
Equity
Preferred stock (c)
Common stock - $5 par value
Authorized 800 shares, issued 543 shares	2,713	2,713	2,713	2,713	2,713
Capital surplus	17,457	17,453	15,928	15,879	15,884
Retained earnings	50,228	49,541	48,663	48,113	46,848
Accumulated other comprehensive income	409	1,079	1,463	1,290	2,770
Common stock held in treasury at cost: 123, 120, 118, 118, and 119 shares	(15,112)	(14,527)	(14,140)	(14,146)	(14,205)
Total shareholders’ equity	55,695	56,259	54,627	53,849	54,010
Noncontrolling interests	31	38	58	30	31
Total equity	55,726	56,297	54,685	53,879	54,041
Total liabilities and equity	$558,448	$553,515	$554,212	$474,414	$466,679
(a)Amounts include balances held with the Federal Reserve Bank of $73.8 billion, $75.1 billion, $71.9 billion, $85.8 billion and $84.9 billion as of December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, respectively.
(b)Amounts include assets and liabilities for which PNC has elected the fair value option. Our 2021 Form 10-Qs included, and our 2021 Form 10-K will include, additional information regarding these items.
(c)Par value less than $0.5 million at each date.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 3

Table 3: Average Consolidated Balance Sheet (Unaudited) (a)
	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2021	2021	2021	2021	2020	2021	2020
Assets
Interest-earning assets:
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	$64,521	$63,163	$56,042	$45,298	$48,036	$57,325	$50,594
Non-agency	974	1,051	1,142	1,236	1,337	1,100	1,480
Commercial mortgage-backed	5,538	6,134	6,465	6,241	6,568	6,093	6,865
Asset-backed	6,206	5,608	5,855	5,304	5,017	5,745	5,090
U.S. Treasury and government agencies	44,415	38,149	32,419	22,309	18,783	34,394	17,234
Other	4,741	4,994	5,107	4,561	4,561	4,852	4,564
Total securities available for sale	126,395	119,099	107,030	84,949	84,302	109,509	85,827
Securities held to maturity
Asset-backed							18
U.S. Treasury and government agencies	812	807	802	797	793	805	786
Other	642	680	671	650	650	660	648
Total securities held to maturity	1,454	1,487	1,473	1,447	1,443	1,465	1,452
Total investment securities	127,849	120,586	108,503	86,396	85,745	110,974	87,279
Loans
Commercial and industrial	152,355	152,964	137,892	129,996	134,944	143,389	139,254
Commercial real estate	35,256	37,054	31,611	28,598	28,991	33,159	28,765
Equipment lease financing	6,183	6,300	6,332	6,332	6,380	6,286	6,812
Consumer	56,244	57,533	52,575	50,904	52,872	54,338	55,423
Residential real estate	38,872	37,475	27,197	22,305	22,638	31,524	22,379
Total loans	288,910	291,326	255,607	238,135	245,825	268,696	252,633
Interest-earning deposits with banks (b)	75,377	80,274	78,522	85,410	76,374	79,869	47,333
Other interest-earning assets	9,112	9,113	8,079	7,829	8,134	8,539	9,553
Total interest-earning assets	501,248	501,299	450,711	417,770	416,078	468,078	396,798
Noninterest-earning assets	59,032	57,943	53,718	50,450	48,901	55,317	52,497
Total assets	$560,280	$559,242	$504,429	$468,220	$464,979	$523,395	$449,295
Liabilities and Equity
Interest-bearing liabilities:
Interest-bearing deposits
Money market	$65,214	$82,911	$64,990	$59,083	$62,621	$68,124	$60,229
Demand	108,345	106,588	99,091	91,619	88,026	101,471	82,295
Savings	104,644	89,679	87,307	82,926	79,430	91,194	75,574
Time deposits	18,029	19,293	18,048	18,449	19,448	18,439	20,673
Total interest-bearing deposits	296,232	298,471	269,436	252,077	249,525	279,228	238,771
Borrowed funds
Federal Home Loan Bank borrowings			265	2,411	4,761	661	9,470
Bank notes and senior debt	21,581	22,573	22,620	22,799	24,022	22,390	27,030
Subordinated debt	6,779	6,787	6,218	5,929	5,936	6,432	5,936
Other	5,987	4,992	5,046	4,057	3,433	5,025	5,502
Total borrowed funds	34,347	34,352	34,149	35,196	38,152	34,508	47,938
Total interest-bearing liabilities	330,579	332,823	303,585	287,273	287,677	313,736	286,709
Noninterest-bearing liabilities and equity:
Noninterest-bearing deposits	156,549	155,948	132,283	113,299	109,878	139,683	95,055
Accrued expenses and other liabilities	17,726	15,332	14,755	14,258	14,348	15,528	15,774
Equity	55,426	55,139	53,806	53,390	53,076	54,448	51,757
Total liabilities and equity	$560,280	$559,242	$504,429	$468,220	$464,979	$523,395	$449,295
(a)Calculated using average daily balances.
(b)Amounts include average balances held with the Federal Reserve Bank of Cleveland of $75.1 billion, $80.1 billion, $78.3 billion, $85.2 billion and $76.1 billion for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020, and $79.6 billion and $47.0 billion for the twelve months ended December 31, 2021 and December 31, 2020, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 4

Table 4: Details of Net Interest Margin (Unaudited)
	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
	2021	2021	2021	2021	2020	2021	2020
Average yields/rates (a)
Yield on interest-earning assets
Investment securities
Securities available for sale
Residential mortgage-backed
Agency	1.47%	1.41%	1.61%	1.72%	1.81%	1.54%	2.19%
Non-agency	7.36%	8.07%	7.85%	7.24%	7.15%	7.64%	7.36%
Commercial mortgage-backed	2.37%	2.34%	2.49%	2.58%	2.66%	2.45%	2.67%
Asset-backed	1.48%	1.50%	2.07%	1.84%	2.04%	1.72%	2.53%
U.S. Treasury and government agencies	1.17%	1.18%	1.30%	1.68%	1.77%	1.30%	1.88%
Other	2.77%	2.90%	3.00%	3.28%	3.45%	2.97%	3.51%
Total securities available for sale	1.50%	1.51%	1.73%	1.95%	2.05%	1.65%	2.35%
Securities held to maturity
U.S. Treasury and government agencies	2.89%	2.88%	2.86%	2.83%	2.88%	2.86%	2.80%
Other	4.20%	4.33%	3.67%	4.17%	4.20%	4.09%	4.32%
Total securities held to maturity	3.47%	3.54%	3.23%	3.43%	3.47%	3.41%	3.44%
Total investment securities	1.52%	1.54%	1.75%	1.97%	2.08%	1.67%	2.36%
Loans
Commercial and industrial	2.90%	2.80%	2.89%	2.91%	2.87%	2.92%	3.07%
Commercial real estate	2.86%	3.17%	2.92%	2.80%	2.63%	2.99%	2.98%
Equipment lease financing	3.81%	3.83%	3.76%	3.90%	3.90%	3.82%	3.86%
Consumer	4.71%	4.85%	4.82%	4.78%	4.74%	4.79%	4.93%
Residential real estate	3.26%	3.15%	3.50%	3.53%	3.69%	3.32%	3.81%
Total loans	3.32%	3.32%	3.38%	3.38%	3.35%	3.37%	3.55%
Interest-earning deposits with banks	0.15%	0.16%	0.11%	0.10%	0.10%	0.13%	0.21%
Other interest-earning assets	2.14%	2.03%	2.46%	2.34%	1.99%	2.23%	2.50%
Total yield on interest-earning assets	2.36%	2.36%	2.40%	2.40%	2.46%	2.39%	2.87%
Rate on interest-bearing liabilities
Interest-bearing deposits
Money market	0.02%	0.03%	0.03%	0.03%	0.05%	0.03%	0.23%
Demand	0.02%	0.03%	0.03%	0.04%	0.04%	0.03%	0.13%
Savings	0.04%	0.04%	0.05%	0.06%	0.08%	0.05%	0.31%
Time deposits	0.11%	0.12%	0.20%	0.32%	0.41%	0.18%	0.79%
Total interest-bearing deposits	0.04%	0.04%	0.05%	0.06%	0.08%	0.05%	0.27%
Borrowed funds
Federal Home Loan Bank borrowings			0.35%	0.43%	0.40%	0.45%	1.09%
Bank notes and senior debt	0.94%	0.97%	0.98%	1.04%	1.00%	1.00%	1.58%
Subordinated debt	1.28%	1.28%	1.35%	1.43%	1.38%	1.34%	1.89%
Other	0.79%	0.93%	0.97%	1.21%	1.39%	0.96%	1.36%
Total borrowed funds	0.98%	1.03%	1.04%	1.09%	1.02%	1.05%	1.50%
Total rate on interest-bearing liabilities	0.13%	0.14%	0.16%	0.19%	0.21%	0.16%	0.47%
Interest rate spread	2.23%	2.22%	2.24%	2.21%	2.25%	2.23%	2.40%
Benefit from use of noninterest bearing sources (b)	0.04%	0.05%	0.05%	0.06%	0.07%	0.06%	0.13%
Net interest margin	2.27%	2.27%	2.29%	2.27%	2.32%	2.29%	2.53%
(a)Yields and rates are calculated using the applicable annualized interest income or interest expense divided by the applicable average earning assets or interest-bearing liabilities. Net interest margin is the total yield on interest-earning assets minus the total rate on interest-bearing liabilities and includes the benefit from use of noninterest-bearing sources. To provide more meaningful comparisons of net interest margins, we use net interest income on a taxable-equivalent basis in calculating average yields used in the calculation of net interest margin by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments. This adjustment is not permitted under GAAP in the Consolidated Income Statement. The taxable-equivalent adjustments to net interest income for the three months ended December 31, 2021, September 30, 2021, June 30, 2021, March 31, 2021 and December 31, 2020 were $22 million, $22 million, $15 million, $15 million and $17 million, respectively. The taxable-equivalent adjustments to net interest income for the twelve months ended December 31, 2021 and December 31, 2020 were $74 million and $75 million, respectively.
(b)Represents the positive effects of investing noninterest-bearing sources in interest-earning assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 5
Table 5: Details of Loans (Unaudited)

	December 31	September 30	June 30	March 31	December 31
In millions	2021	2021	2021	2021	2020
Commercial
Commercial and industrial	$152,933	$152,735	$155,300	$129,798	$132,073
Commercial real estate	34,015	36,195	37,964	28,319	28,716
Equipment lease financing	6,130	6,257	6,376	6,389	6,414
Total commercial	193,078	195,187	199,640	164,506	167,203
Consumer
Residential real estate	39,712	38,214	36,846	22,418	22,560
Home equity	24,061	24,479	25,174	23,493	24,088
Automobile	16,635	17,265	17,551	13,584	14,218
Credit card	6,626	6,466	6,528	5,675	6,215
Education	2,533	2,653	2,726	2,842	2,946
Other consumer	5,727	5,966	6,239	4,495	4,698
Total consumer	95,294	95,043	95,064	72,507	74,725
Total loans	$288,372	$290,230	$294,704	$237,013	$241,928

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 6
Allowance for Credit Losses (Unaudited)

Table 6: Change in Allowance for Loan and Lease Losses

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions	2021	2021	2021	2021	2020	2021	2020
Allowance for loan and lease losses
Beginning balance	$5,355	$5,730	$4,714	$5,361	$5,751	$5,361	$2,742
Adoption of ASU 2016-03 (a)							463
Acquisition PCD reserves		(59)	1,115			1,056
Gross charge-offs:
Commercial and industrial	(35)	(46)	(245)	(59)	(133)	(385)	(382)
Commercial real estate	(2)	(1)	(28)	(5)	(1)	(36)	(2)
Equipment lease financing	(4)	(3)	(1)	(5)	(4)	(13)	(23)
Residential real estate	(4)	(4)	(3)	(4)	(6)	(15)	(10)
Home equity	(4)	(2)	(7)	(7)	(11)	(20)	(42)
Automobile	(49)	(33)	(35)	(52)	(55)	(169)	(265)
Credit card	(60)	(62)	(65)	(69)	(72)	(256)	(300)
Education	(4)	(3)	(3)	(5)	(3)	(15)	(16)
Other consumer	(62)	(52)	(41)	(37)	(42)	(192)	(152)
Total gross charge-offs	(224)	(206)	(428)	(243)	(327)	(1,101)	(1,192)
Recoveries:
Commercial and industrial	20	25	29	14	23	88	75
Commercial real estate	2	2	2	1	3	7	9
Equipment lease financing	3	2	3	3	3	11	10
Residential real estate	8	9	6	5	4	28	16
Home equity	23	25	21	17	17	86	61
Automobile	26	38	41	38	33	143	128
Credit card	10	13	11	12	9	46	35
Education	2	2	2	2	2	8	8
Other consumer	6	9	7	5	4	27	18
Total recoveries	100	125	122	97	98	444	360
Net (charge-offs) / recoveries:
Commercial and industrial	(15)	(21)	(216)	(45)	(110)	(297)	(307)
Commercial real estate		1	(26)	(4)	2	(29)	7
Equipment lease financing	(1)	(1)	2	(2)	(1)	(2)	(13)
Residential real estate	4	5	3	1	(2)	13	6
Home equity	19	23	14	10	6	66	19
Automobile	(23)	5	6	(14)	(22)	(26)	(137)
Credit card	(50)	(49)	(54)	(57)	(63)	(210)	(265)
Education	(2)	(1)	(1)	(3)	(1)	(7)	(8)
Other consumer	(56)	(43)	(34)	(32)	(38)	(165)	(134)
Total net (charge-offs) (b)	(124)	(81)	(306)	(146)	(229)	(657)	(832)
Provision for (recapture of) credit losses (c)	(362)	(229)	206	(502)	(164)	(887)	2,985
Other	(1)	(6)	1	1	3	(5)	3
Ending balance	$4,868	$5,355	$5,730	$4,714	$5,361	$4,868	$5,361
Supplemental Information
Net charge-offs
Commercial net charge-offs	$(16)	$(21)	$(240)	$(51)	$(109)	$(328)	$(313)
Consumer net charge-offs	(108)	(60)	(66)	(95)	(120)	(329)	(519)
Total net charge-offs (b)	$(124)	$(81)	$(306)	$(146)	$(229)	$(657)	$(832)
Net charge-offs to average loans (d)	0.17%	0.11%	0.48%	0.25%	0.37%	0.24%	0.33%
Commercial	0.03%	0.04%	0.55%	0.13%	0.25%	0.18%	0.18%
Consumer	0.45%	0.25%	0.33%	0.53%	0.63%	0.38%	0.67%
(a)    Represents the impact of adopting ASU 2016-13, Financial Instruments - Credit Losses on January 1, 2020, and our transition from an incurred loss methodology for our reserves to an expected credit loss methodology. Our 2020 Form 10-K included additional information related to our adoption of the CECL standard.
(b) Amounts for the three months ended June 30, 2021 included $248 million attributable to BBVA, primarily related to commercial industrial loans, which were largely the result of required purchase accounting treatment for the BBVA acquisition on June 1, 2021.
(c)    See Table 7 for the components of the Provision for (recapture of) credit losses being reported on the Consolidated Income Statement.
(d)    Three month period percentages are annualized.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 7
Allowance for Credit Losses (Unaudited) (Continued)

Table 7: Components of the Provision for (Recapture of) Credit Losses

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2021	2021	2021 (a)	2021	2020	2021 (a)	2020
Provision for (recapture of) credit losses
Loans and leases	$(362)	$(229)	$206	$(502)	$(164)	(887)	$2,985
Unfunded lending related commitments	16	1	92	(77)	(105)	32	87
Investment securities		25		26	11	51	80
Other financial assets	19		4	2	4	25	23
Total provision for (recapture of) credit losses	$(327)	$(203)	$302	$(551)	$(254)	$(779)	$3,175
(a)     Amounts include $1.0 billion of provision for credit losses that was recorded as part of the BBVA acquisition on June 1, 2021.

Table 8: Allowance for Credit Losses by Loan Class (a)

	December 31, 2021			September 30, 2021			December 31, 2020
Dollars in millions	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans	Allowance Amount	Total Loans	% of Total Loans
Allowance for loan and lease losses
Commercial
Commercial and industrial	$1,879	$152,933	1.23%	$2,173	$152,735	1.42%	$2,300	$132,073	1.74%
Commercial real estate	1,216	34,015	3.57%	1,312	36,195	3.62%	880	28,716	3.06%
Equipment lease financing	90	6,130	1.47%	118	6,257	1.89%	157	6,414	2.45%
Total commercial	3,185	193,078	1.65%	3,603	195,187	1.85%	3,337	167,203	2.00%
Consumer
Residential real estate	21	39,712	0.05%	42	38,214	0.11%	28	22,560	0.12%
Home equity	149	24,061	0.62%	167	24,479	0.68%	313	24,088	1.30%
Automobile	372	16,635	2.24%	365	17,265	2.11%	379	14,218	2.67%
Credit card	712	6,626	10.75%	701	6,466	10.84%	816	6,215	13.13%
Education	71	2,533	2.80%	81	2,653	3.05%	129	2,946	4.38%
Other consumer	358	5,727	6.25%	396	5,966	6.64%	359	4,698	7.64%
Total consumer	1,683	95,294	1.77%	1,752	95,043	1.84%	2,024	74,725	2.71%
Total	4,868	$288,372	1.69%	5,355	$290,230	1.85%	5,361	$241,928	2.22%
Allowance for unfunded lending related commitments	662			646			584
Allowance for credit losses	$5,530			$6,001			$5,945

Supplemental Information
Allowance for credit losses to total loans			1.92%			2.07%			2.46%
Commercial			1.94%			2.12%			2.29%
Consumer			1.87%			1.96%			2.84%

(a)     Excludes allowances for investment securities and other financial assets, which together totaled $171 million, $162 million and $109 million at December 31, 2021, September 30, 2021 and December 31, 2020, respectively.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 8
Details of Nonperforming Assets (Unaudited)

Table 9: Nonperforming Assets by Type

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2021	2021	2021	2021	2020
Nonperforming loans, including TDRs
Commercial
Commercial and industrial
Service providers	$188	$220	$206	$79	$90
Real estate related (a)	64	49	78	48	95
Manufacturing	52	62	65	55	81
Retail/wholesale trade	50	59	71	66	61
Health care	46	56	71	19	20
Transportation and warehousing	18	21	18	18	20
Other industries	378	362	421	227	299
Total commercial and industrial	796	829	930	512	666
Commercial real estate	364	365	501	221	224
Equipment lease financing	8	10	15	16	33
Total commercial	1,168	1,204	1,446	749	923
Consumer (b)
Residential real estate	517	533	503	541	528
Home equity	596	592	626	656	645
Automobile	183	184	191	178	175
Credit card	7	7	7	7	8
Other consumer	9	8	6	7	7
Total consumer	1,312	1,324	1,333	1,389	1,363
Total nonperforming loans (c)	2,480	2,528	2,779	2,138	2,286
OREO and foreclosed assets	26	31	39	41	51
Total nonperforming assets	$2,506	$2,559	$2,818	$2,179	$2,337
Nonperforming loans to total loans	0.86%	0.87%	0.94%	0.90%	0.94%
Nonperforming assets to total loans, OREO and foreclosed assets	0.87%	0.88%	0.96%	0.92%	0.97%
Nonperforming assets to total assets	0.45%	0.46%	0.51%	0.46%	0.50%
Allowance for loan and lease losses to nonperforming loans	196%	212%	206%	220%	235%
(a)Represents loans related to customers in the real estate and construction industries.
(b)Excludes most unsecured consumer loans and lines of credit, which are charged off after 120 to 180 days past due and are not placed on nonperforming status.
(c)Nonperforming loans exclude certain government insured or guaranteed loans, loans held for sale and loans accounted for under the fair value option.

Table 10: Change in Nonperforming Assets

	October 1, 2021 -	July 1, 2021 -	April 1, 2021 -	January 1, 2021 -	October 1, 2020 -
In millions	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Beginning balance	$2,559	$2,818	$2,179	$2,337	$2,152
Acquired nonperforming assets (a)			880
New nonperforming assets	395	365	207	249	586
Charge-offs and valuation adjustments	(53)	(71)	(61)	(70)	(97)
Principal activity, including paydowns and payoffs	(240)	(333)	(264)	(186)	(185)
Asset sales and transfers to loans held for sale	(3)	(30)	(15)	(86)	(14)
Returned to performing status	(152)	(190)	(108)	(65)	(105)
Ending balance	$2,506	$2,559	$2,818	$2,179	$2,337
(a)Represents nonperforming assets acquired as a part of the BBVA acquisition on June 1, 2021 and includes $871 million of loans and $9 million of OREO and foreclosed assets. Our second quarter 2021 Form 10-Q included additional information on the BBVA acquisition.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 9
Accruing Loans Past Due (Unaudited)

Pursuant to the interagency guidance issued in April 2020 and in connection with the credit reporting rules from the U.S. Coronavirus Aid, Relief and Economic Security Act (CARES Act), the delinquency status of loans modified due to COVID-19 related hardships are reported for all periods presented in alignment with the rules set forth for banks to report delinquency status to the credit agencies. These rules require that COVID-19 related loan modifications be reported as follows:
•if current at the time of modification, the loan remains current throughout the modification period,
•if delinquent at the time of modification and the borrower was not made current as part of the modification, the loan maintains its reported as delinquent status during the modification period, or
•if delinquent at the time of modification and the borrower was made current as part of the modification or became current during the modification period, the loan is reported as current.
As a result, certain loans modified due to COVID-19 related hardships are not being reported as past due for the periods presented based on the contractual terms of the loan, even where borrowers may not be making payments on their loans during the modification period. Our third quarter 2021 Form 10-Q included, and our 2021 Form 10-K will include, additional information on COVID-19 related loan modifications.

Table 11: Accruing Loans Past Due 30 to 59 Days (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2021	2021	2021	2021	2020
Commercial
Commercial and industrial	$235	$97	$72	$80	$106
Commercial real estate	46	68	5	12	6
Equipment lease financing	25	5	3	21	31
Total commercial	306	170	80	113	143
Consumer
Residential real estate
Non government insured (b)	310	178	182	61	89
Government insured	69	81	88	101	92
Home equity	53	45	44	43	50
Automobile	146	114	98	76	134
Credit card	49	42	37	31	43
Education
Non government insured	5	5	5	6	5
Government insured	38	40	41	43	50
Other consumer	35	34	31	11	14
Total consumer	705	539	526	372	477
Total	$1,011	$709	$606	$485	$620
Supplemental Information
Total accruing loans past due 30-59 days to total loans	0.35%	0.24%	0.21%	0.20%	0.26%
Commercial	0.16%	0.09%	0.04%	0.07%	0.09%
Consumer	0.74%	0.57%	0.55%	0.51%	0.64%
(a)Excludes loans held for sale.
(b)Amounts as of September 30, 2021 and June 30, 2021 have been revised to align the methodology of acquired residential real estate loans attributable to BBVA to PNC's methodology, which resulted in an increase of $50 million and $58 million as of September 30, 2021 and June 30, 2021, respectively. This change was made as a result of the conversion of bank systems completed in October 2021.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 10
Accruing Loans Past Due (Unaudited) (Continued)

Table 12: Accruing Loans Past Due 60 to 89 Days (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2021	2021	2021	2021	2020
Commercial
Commercial and industrial	$72	$50	$27	$13	$26
Commercial real estate	24	2	3	1	1
Equipment lease financing	2	4	4	1	5
Total commercial	98	56	34	15	32
Consumer
Residential real estate
Non government insured (b)	78	53	53	13	16
Government insured	41	45	52	60	62
Home equity	18	18	17	20	21
Automobile	40	23	20	19	34
Credit card	33	27	24	24	30
Education
Non government insured	2	3	2	3	2
Government insured	23	23	20	22	27
Other consumer	22	15	16	6	10
Total consumer	257	207	204	167	202
Total	$355	$263	$238	$182	$234
Supplemental Information
Total accruing loans past due 60-89 days to total loans	0.12%	0.09%	0.08%	0.08%	0.10%
Commercial	0.05%	0.03%	0.02%	0.01%	0.02%
Consumer	0.27%	0.22%	0.21%	0.23%	0.27%
(a)Excludes loans held for sale.
(b)Amounts as of September 30, 2021 and June 30, 2021 have been revised to align the methodology of acquired residential real estate loans attributable to BBVA to PNC's methodology, which resulted in an increase of $18 million and $23 million as of September 30, 2021 and June 30, 2021, respectively. This change was made as a result of the conversion of bank systems completed in October 2021.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 11
Accruing Loans Past Due (Unaudited) (Continued)

Table 13: Accruing Loans Past Due 90 Days or More (a)

	December 31	September 30	June 30	March 31	December 31
Dollars in millions	2021	2021	2021	2021	2020
Commercial
Commercial and industrial	$132	$56	$45	$63	$30
Commercial real estate	1	11	2
Total commercial	133	67	47	63	30
Consumer
Residential real estate
Non government insured (b)	59	33	44	17	27
Government insured	269	268	297	258	292
Automobile	14	4	3	6	12
Credit card	62	53	59	52	60
Education
Non government insured	2	1	1	2	2
Government insured	63	60	66	74	75
Other consumer	17	11	14	7	11
Total consumer	486	430	484	416	479
Total	$619	$497	$531	$479	$509
Supplemental Information
Total accruing loans past due 90 days or more to total loans	0.21%	0.17%	0.18%	0.20%	0.21%
Commercial	0.07%	0.03%	0.02%	0.04%	0.02%
Consumer	0.51%	0.45%	0.51%	0.57%	0.64%
Total accruing loans past due	$1,985	$1,469	$1,375	$1,146	$1,363
Commercial	$537	$293	$161	$191	$205
Consumer	$1,448	$1,176	$1,214	$955	$1,158
Total accruing loans past due to total loans	0.69%	0.51%	0.47%	0.48%	0.56%
Commercial	0.28%	0.15%	0.08%	0.12%	0.12%
Consumer	1.52%	1.24%	1.28%	1.32%	1.55%
(a)Excludes loans held for sale.
(b)Amounts as of September 30, 2021 and June 30, 2021 have been revised to align the methodology of acquired residential real estate loans attributable to BBVA to PNC's methodology, which resulted in an increase of $5 million and $4 million as of September 30, 2021 and June 30, 2021, respectively. This change was made as a result of the conversion of bank systems completed in October 2021.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 12
Business Segment Descriptions (Unaudited)

Retail Banking provides deposit, lending, brokerage, insurance services, investment management and cash management products and services to consumer and small business customers. Our customers are serviced through our branch network, ATMs, call centers, online banking and mobile channels. As a result of the BBVA acquisition, we have become a coast-to-coast Retail Bank. Our national expansion strategy is designed to grow customers with digitally-led banking and a thin branch network as we expand into new markets. Deposit products include checking, savings and money market accounts and certificates of deposit. Lending products include residential mortgages, home equity loans and lines of credit, auto loans, credit cards, education loans and personal and small business loans and lines of credit. The residential mortgage loans are directly originated within our branch network and nationwide, and are typically underwritten to agency and/or third-party standards, and either sold, servicing retained or held on our balance sheet. Brokerage, investment management and cash management products and services include managed, education, retirement and trust accounts.

Corporate & Institutional Banking provides lending, treasury management, and capital markets-related products and services to mid-sized and large corporations, and government and not-for-profit entities. Lending products include secured and unsecured loans, letters of credit and equipment leases. The Treasury Management business provides corporations with cash and investment management services, receivables and disbursement management services, funds transfer services, international payment services and access to online/mobile information management and reporting services. Within Treasury Management, PNC Global Transfers (formerly BBVA Transfer Services, Inc.) provides wholesale money transfer processing capabilities between the U.S. and Mexico and other countries primarily in Central America and South America. Capital markets-related products and services include foreign exchange, derivatives, fixed income, securities underwriting, loan syndications, mergers and acquisitions advisory and equity capital markets advisory related services. We also provide commercial loan servicing and technology solutions for the commercial real estate finance industry. Products and services are provided nationally.

Asset Management Group provides private banking for high net worth and ultra high net worth clients and institutional asset management. The Asset Management group is comprised of two distinct operating units:
•PNC Private Bank provides products and services to emerging affluent, high net worth and ultra high net worth individuals and their families including investment and retirement planning, customized investment management, credit and cash management solutions, and trust management and administration. In addition, multi-generational family planning services are also provided to ultra high net worth individuals and families which include estate, financial, tax, fiduciary and customized performance reporting through PNC Private Bank Hawthorn.
•Institutional Asset Management provides outsourced chief investment officer, custody, private real estate, cash and fixed income client solutions, and retirement plan fiduciary investment services to institutional clients including corporations, healthcare systems, insurance companies, unions, municipalities and non-profits.

Table 14: Period End Employees

	December 31	September 30	June 30	March 31	December 31
	2021	2021	2021	2021	2020
Full-time employees
Retail Banking	32,563	33,188	33,471	27,690	27,621
Other full-time employees	25,105	25,442	25,512	22,281	21,928
Total full-time employees	57,668	58,630	58,983	49,971	49,549
Part-time employees
Retail Banking	1,669	1,616	1,821	1,697	1,611
Other part-time employees	89	94	431	101	97
Total part-time employees	1,758	1,710	2,252	1,798	1,708
Total	59,426	60,340	61,235	51,769	51,257

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 13
Table 15: Summary of Business Segment Net Income and Revenue (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
In millions	2021	2021	2021	2021	2020	2021	2020
Income
Retail Banking	$362	$447	$232	$607	$336	$1,648	$844
Corporate & Institutional Banking	1,334	1,123	809	1,058	992	4,324	1,674
Asset Management Group	106	114	87	99	82	406	255
Other	(509)	(210)	(37)	52	32	(704)	189
Net income from continuing operations excluding noncontrolling interests	$1,293	$1,474	$1,091	$1,816	$1,442	$5,674	$2,962

Revenue
Retail Banking	$2,408	$2,375	$2,203	$2,016	$1,853	$9,002	$8,128
Corporate & Institutional Banking	2,281	2,306	1,959	1,808	1,913	8,354	7,111
Asset Management Group	388	397	356	322	316	1,463	1,211
Other	50	119	149	74	126	392	451
Total revenue	$5,127	$5,197	$4,667	$4,220	$4,208	$19,211	$16,901

(a)Our business information is presented based on our internal management reporting practices. Net interest income in business segment results reflects PNC’s internal funds transfer pricing methodology. Assets receive a funding charge and liabilities and capital receive a funding credit based on a transfer pricing methodology that incorporates product repricing characteristics, tenor and other factors.

Prior to the conversion of bank systems and branches on October 12, 2021, PNC Bank and BBVA customers were served through their respective PNC Bank and BBVA USA branches, websites and mobile apps, financial advisors and relationship managers. Following conversion, there were changes in the segmentation of BBVA USA customers as we integrated data to PNC applications, finalized the review of customer relationships and better aligned customers with PNC's products and services. These changes are reflected in fourth quarter reporting and are considered immaterial.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 14
Table 16: Retail Banking (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions	2021	2021	2021	2021	2020	2021	2020
Income Statement
Net interest income	$1,634	$1,713	$1,497	$1,362	$1,380	$6,206	$5,609
Noninterest income	774	662	706	654	473	2,796	2,519
Total revenue	2,408	2,375	2,203	2,016	1,853	9,002	8,128
Provision for (recapture of) credit losses	55	(113)	214	(257)	(81)	(101)	968
Noninterest expense	1,874	1,889	1,677	1,476	1,482	6,916	6,019
Pretax earnings	479	599	312	797	452	2,187	1,141
Income taxes	112	140	73	183	105	508	266
Noncontrolling interests	5	12	7	7	11	31	31
Earnings	$362	$447	$232	$607	$336	$1,648	$844
Average Balance Sheet
Loans held for sale	$1,425	$1,583	$1,405	$891	$672	$1,328	$745
Loans
Consumer
Residential real estate	$30,888	$30,702	$21,653	$17,468	$18,042	$25,230	$18,171
Home equity	22,572	23,047	22,080	21,833	22,366	22,387	22,633
Automobile	16,944	17,377	14,888	13,890	14,536	15,787	15,968
Credit card	6,513	6,484	5,900	5,819	6,218	6,182	6,629
Education	2,620	2,712	2,812	2,938	3,027	2,770	3,176
Other consumer	2,612	2,892	2,175	1,898	2,086	2,397	2,334
Total consumer	82,149	83,214	69,508	63,846	66,275	74,753	68,911
Commercial	12,844	15,895	14,796	13,743	13,391	14,321	12,573
Total loans	$94,993	$99,109	$84,304	$77,589	$79,666	$89,074	$81,484
Total assets	$114,656	$117,394	$100,948	$92,891	$94,303	$106,551	$97,643
Deposits
Noninterest-bearing	$65,510	$65,985	$54,260	$44,845	$43,818	$57,729	$39,754
Interest-bearing	197,312	196,006	178,946	163,389	157,011	184,040	150,482
Total deposits	$262,822	$261,991	$233,206	$208,234	$200,829	$241,769	$190,236
Performance Ratios
Return on average assets	1.25%	1.51%	0.92%	2.65%	1.41%	1.55%	0.86%
Noninterest income to total revenue	32%	28%	32%	32%	26%	31%	31%
Efficiency	78%	80%	76%	73%	80%	77%	74%
(a)See note (a) on page 13.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 15
Retail Banking (Unaudited) (Continued)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions, except as noted	2021	2021	2021	2021	2020	2021	2020
Supplemental Noninterest Income Information
Consumer services	$479	$470	$435	$368	$369	$1,752	$1,427
Residential mortgage	$101	$147	$103	$105	$99	$456	$604
Service charges on deposits	$136	$158	$129	$119	$133	$542	$497
Residential Mortgage Information
Residential mortgage servicing statistics (in billions, except as noted) (a)
Serviced portfolio balance (b)	$133	$139	$145	$117	$121
Serviced portfolio acquisitions	$2	$2	$33	$7	$12	$44	$33
MSR asset value (b)	$1.1	$1.1	$1.1	$1.0	$0.7
MSR capitalization value (in basis points) (b)	81	81	77	83	56
Servicing income: (in millions)
Servicing fees, net (c)	$14	$18	$(3)	$5	$13	$34	$118
Mortgage servicing rights valuation, net of economic hedge	$2	$24	$24	$14	$(1)	$64	$137
Residential mortgage loan statistics
Loan origination volume (in billions)	$6.6	$7.4	$6.5	$4.3	$3.7	$24.8	$15.1
Loan sale margin percentage	2.55%	3.01%	2.67%	3.28%	3.75%	2.84%	3.57%
Percentage of originations represented by:
Purchase volume (d)	38%	47%	48%	34%	45%	43%	40%
Refinance volume	62%	53%	52%	66%	55%	57%	60%
Other Information (b)
Customer-related statistics (average) (e)
Non-teller deposit transactions (f)	64%	66%	65%	66%	66%	65%	64%
Digital consumer customers (g)	79%	80%	80%	79%	77%	79%	74%
Credit-related statistics
Nonperforming assets	$1,220	$1,220	$1,245	$1,229	$1,211
Net charge-offs - loans and leases	$124	$82	$79	$108	$136	$393	$569
Other statistics
ATMs	9,523	9,572	9,636	8,874	8,900
Branches (h)	2,629	2,712	2,724	2,137	2,162
Brokerage account client assets (in billions) (i)	$78	$76	$83	$61	$59

(a)Represents mortgage loan servicing balances for third parties and the related income.
(b)Presented as of period end, except for average customer-related statistics and net charge-offs, which are both shown for the three months and year ended, respectively.
(c)Servicing fees net of impact of decrease in MSR value due to passage of time, including the impact from both regularly scheduled loan payments, prepayments, and loans that were paid down or paid off during the period.
(d)Mortgages with borrowers as part of residential real estate purchase transactions.
(e)Amounts prior to the three months ended December 31, 2021 represent PNC legacy only statistics. Fourth quarter statistics included BBVA activity following the conversion on October 12, 2021.
(f)Percentage of total consumer and business banking deposit transactions processed at an ATM or through our mobile banking application.
(g)Represents consumer checking relationships that process the majority of their transactions through non-teller channels.
(h)Excludes stand-alone mortgage offices and satellite offices (e.g., drive-ups, electronic branches and retirement centers) that provide limited products and/or services.
(i)Includes cash and money market balances.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 16
Table 17: Corporate & Institutional Banking (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions	2021	2021	2021	2021	2020	2021	2020
Income Statement
Net interest income	$1,228	$1,250	$1,092	$1,001	$994	$4,571	$4,049
Noninterest income	1,053	1,056	867	807	919	3,783	3,062
Total revenue	2,281	2,306	1,959	1,808	1,913	8,354	7,111
Provision for (recapture of) credit losses	(369)	(99)	104	(282)	(166)	(646)	2,088
Noninterest expense	975	980	813	711	801	3,479	2,856
Pretax earnings	1,675	1,425	1,042	1,379	1,278	5,521	2,167
Income taxes	337	299	229	318	282	1,183	483
Noncontrolling interests	4	3	4	3	4	14	10
Earnings	$1,334	$1,123	$809	$1,058	$992	$4,324	$1,674
Average Balance Sheet
Loans held for sale	$539	$541	$564	$691	$1,039	$583	$762
Loans
Commercial
Commercial and industrial	$137,079	$134,128	$121,232	$114,944	$120,297	$126,928	$125,426
Commercial real estate	33,559	35,368	30,118	27,182	27,509	31,584	27,180
Equipment lease financing	6,184	6,300	6,332	6,332	6,381	6,286	6,813
Total commercial	176,822	175,796	157,682	148,458	154,187	164,798	159,419
Consumer	12	20	13	9	10	13	10
Total loans	$176,834	$175,816	$157,695	$148,467	$154,197	$164,811	$159,429
Total assets	$198,910	$202,268	$181,770	$170,531	$177,792	$188,479	$183,189
Deposits
Noninterest-bearing	$88,023	$85,869	$75,570	$66,666	$64,334	$79,109	$53,681
Interest-bearing	72,397	77,247	69,443	69,668	74,426	72,210	70,622
Total deposits	$160,420	$163,116	$145,013	$136,334	$138,760	$151,319	$124,303
Performance Ratios
Return on average assets	2.66%	2.20%	1.79%	2.52%	2.21%	2.29%	0.91%
Noninterest income to total revenue	46%	46%	44%	45%	48%	45%	43%
Efficiency	43%	42%	42%	39%	42%	42%	40%
Other Information
Consolidated revenue from:
Treasury Management (b)	$560	$592	$523	$494	$472	$2,169	$1,884
Capital Markets (b)	$571	$577	$432	$403	$530	$1,983	$1,607
Commercial mortgage banking activities:
Commercial mortgage loans held for sale (c)	$42	$44	$29	$30	$45	$145	$162
Commercial mortgage loan servicing income (d)	90	88	66	90	82	334	294
Commercial mortgage servicing rights valuation, net of economic hedge (e)	16	14	33	17	14	80	72
Total	$148	$146	$128	$137	$141	$559	$528
MSR asset value (f)	$740	$703	$682	$702	$569
Average loans by C&IB business
Corporate Banking	$87,284	$85,208	$77,645	$74,459	$76,664	$81,069	$81,977
Real Estate	44,787	47,335	41,188	38,395	41,427	42,936	40,381
Business Credit	26,065	25,540	22,965	21,552	21,337	24,047	22,589
Commercial Banking	10,924	13,458	12,513	10,807	11,375	12,054	10,415
Other	7,774	4,275	3,384	3,254	3,394	4,705	4,067
Total average loans	$176,834	$175,816	$157,695	$148,467	$154,197	$164,811	$159,429
Credit-related statistics
Nonperforming assets (f)	$1,007	$1,061	$1,274	$658	$827
Net charge-offs - loans and leases	$(1)	$13	$233	$44	$99	$289	$280

(a)See note (a) on page 13.
(b)Amounts are reported in net interest income and noninterest income.
(c)Represents other noninterest income for valuations on commercial mortgage loans held for sale and related commitments, derivative valuations, originations fees, gains on sale of loans held for sale and net interest income on loans held for sale.
(d)Represents net interest income and noninterest income (primarily in corporate service fees) from loan servicing net of reduction in commercial mortgage servicing rights due to amortization expense and payoffs. Commercial mortgage servicing rights valuation, net of economic hedge is shown separately.
(e)Amounts are reported in corporate service fees.
(f)Presented as of period end.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 17
Table 18: Asset Management Group (Unaudited) (a)

	Three months ended					Year ended
	December 31	September 30	June 30	March 31	December 31	December 31	December 31
Dollars in millions, except as noted	2021	2021	2021	2021	2020	2021	2020
Income Statement
Net interest income	$130	$141	$112	$93	$91	$476	$357
Noninterest income	258	256	244	229	225	987	854
Total revenue	388	397	356	322	316	1,463	1,211
Provision for (recapture of) credit losses	(15)	(6)	23	(9)	(2)	(7)	21
Noninterest expense	265	255	219	202	211	941	858
Pretax earnings	138	148	114	129	107	529	332
Income taxes	32	34	27	30	25	123	77
Earnings	$106	$114	$87	$99	$82	$406	$255
Average Balance Sheet
Loans
Consumer
Residential real estate	$6,295	$5,727	$4,439	$3,635	$3,326	$5,033	$2,832
Other consumer	4,535	4,544	4,190	4,008	4,077	4,321	4,042
Total consumer	10,830	10,271	8,629	7,643	7,403	9,354	6,874
Commercial	2,093	2,693	1,415	756	774	1,746	831
Total loans	$12,923	$12,964	$10,044	$8,399	$8,177	$11,100	$7,705
Total assets	$13,317	$13,805	$10,640	$8,873	$8,615	$11,677	$8,186
Deposits
Noninterest-bearing	$3,025	$4,332	$2,537	$1,754	$1,689	$2,919	$1,568
Interest-bearing	26,318	24,984	20,894	18,825	17,880	22,782	17,347
Total deposits	$29,343	$29,316	$23,431	$20,579	$19,569	$25,701	$18,915
Performance Ratios
Return on average assets	3.16%	3.28%	3.28%	4.52%	3.78%	3.48%	3.12%
Noninterest income to total revenue	66%	64%	69%	71%	71%	67%	71%
Efficiency	68%	64%	62%	63%	67%	64%	71%
Other Information
Nonperforming assets (b)	$62	$80	$85	$68	$66
Net charge-offs (recoveries) - loans and leases	$1	$(1)	$2		$1	$2	$1
Brokerage account client assets (in billions) (b)	$5	$5	$5
Client Assets Under Administration (in billions) (b) (c)
Discretionary client assets under management	$192	$183	$183	$173	$170
Nondiscretionary client assets under administration	175	170	172	161	154
Total	$367	$353	$355	$334	$324
Discretionary client assets under management
Personal	$123	$117	$119	$110	$108
Institutional	69	66	64	63	62
Total	$192	$183	$183	$173	$170
(a)See note (a) on page 13.
(b)As of period end.
(c)Excludes brokerage account client assets.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 18
Glossary of Terms

2019 Tailoring Rules – Rules adopted by the federal banking agencies to better tailor the application of their capital, liquidity, and enhanced prudential requirements for banking organizations to the asset size and risk profile (as measured by certain regulatory metrics) of the banking organization. Effective January 1, 2020, the agencies' capital and liquidity rules classify all BHCs with $100 billion or more in total assets into one of four categories (Category I, Category II, Category III, and Category IV).

Adjusted average total assets - Primarily consisted of total average quarterly (or annual) assets plus/less unrealized losses (gains) on investment securities, less goodwill and certain other intangible assets (net of eligible deferred taxes).

Allowance for credit losses (ACL) – A valuation account that is deducted from or added to the amortized cost basis of the related financial assets to present the net carrying value at the amount expected to be collected on the financial asset.

Amortized cost basis - Amount at which a financial asset is originated or acquired, adjusted for applicable accretion or amortization of premiums, discounts and net deferred fees or costs, collection of cash, charge-offs, foreign exchange and fair value hedge accounting adjustments.

Basel III common equity Tier 1 (CET1) capital (Tailoring Rules) - Common stock plus related surplus, net of treasury stock, plus retained earnings, less goodwill, net of associated deferred tax liabilities, less other disallowed intangibles, net of deferred tax liabilities and plus/less other adjustments. Investments in unconsolidated financial institutions, as well as mortgage servicing rights and deferred tax assets, must then be deducted to the extent such items (net of associated deferred tax liabilities) individually exceed 25% of our adjusted Basel III common equity Tier 1 capital.

Basel III common equity Tier 1 capital ratio - Common equity Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Tier 1 capital - Common equity Tier 1 capital, plus qualifying preferred stock, plus certain trust preferred capital securities, plus certain noncontrolling interests that are held by others and plus/less other adjustments.

Basel III Tier 1 capital ratio - Tier 1 capital divided by period-end risk-weighted assets (as applicable).

Basel III Total capital - Tier 1 capital plus qualifying subordinated debt, plus certain trust preferred securities, plus, under the Basel III transitional rules and the standardized approach, the allowance for loan and lease losses included in Tier 2 capital and other.

Basel III Total capital ratio - Basel III Total capital divided by period-end risk-weighted assets (as applicable).

BBVA – BBVA USA Bancshares, Inc.

BBVA, S.A. – Banco Bilbao Vizcaya Argentaria, S.A.

BBVA USA – BBVA USA, the Alabama-chartered bank subsidiary of BBVA USA Bancshares, Inc.

BlackRock – BlackRock, Inc.

Charge-off - Process of removing a loan or portion of a loan from our balance sheet because it is considered uncollectible. We also record a charge-off when a loan is transferred from portfolio holdings to held for sale by reducing the loan carrying amount to the fair value of the loan, if fair value is less than carrying amount.

Common shareholders’ equity - Total shareholders' equity less the liquidation value of preferred stock.

Credit valuation adjustment - Represents an adjustment to the fair value of our derivatives for our own and counterparties’ non-performance risk.

Criticized commercial loans - Loans with potential or identified weaknesses based upon internal risk ratings that comply with the regulatory classification definitions of “Special Mention,” “Substandard” or “Doubtful.”

Current Expected Credit Loss (CECL) - Methodology for estimating the allowance for credit losses on in-scope financial assets held at amortized cost and unfunded lending related commitments which uses a combination of expected losses over a reasonable and supportable forecast period, a reversion period and long run average credit losses for their estimated contractual term.

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 19
Discretionary client assets under management - Assets over which we have sole or shared investment authority for our customers/clients. We do not include these assets on our Consolidated Balance Sheet.

Earning assets - Assets that generate income, which include: interest-earning deposits with banks; loans held for sale; loans; investment securities; and certain other assets.

Effective duration - A measurement, expressed in years, that, when multiplied by a change in interest rates, would approximate the percentage change in value of on- and off- balance sheet positions.

Efficiency - Noninterest expense divided by total revenue.

Fair value - The price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fee income - Refers to the following categories within Noninterest income: Asset management; Consumer services; Corporate services; Residential mortgage; and Service charges on deposits.

FICO score - A credit bureau-based industry standard score created by Fair Isaac Co. which predicts the likelihood of borrower default. We use FICO scores both in underwriting and assessing credit risk in our consumer lending portfolio. Lower FICO scores indicate likely higher risk of default, while higher FICO scores indicate likely lower risk of default. FICO scores are updated on a periodic basis.

GAAP - Accounting principles generally accepted in the United States of America.

Leverage ratio - Basel III Tier 1 capital divided by average quarterly adjusted total assets.

Nondiscretionary client assets under administration - Assets we hold for our customers/clients in a nondiscretionary, custodial capacity. We do not include these assets on our Consolidated Balance Sheet.

Nonperforming assets - Nonperforming assets include nonperforming loans, OREO and foreclosed assets. We do not accrue interest income on assets classified as nonperforming.

Nonperforming loans - Loans accounted for at amortized cost whose credit quality has deteriorated to the extent that full collection of contractual principal and interest is not probable, including TDRs which have not returned to performing status. Interest income is not recognized on nonperforming loans. Nonperforming loans exclude certain government insured or guaranteed loans for which we expect to collect substantially all principal and interest, loans held for sale and loans accounted for under the fair value option.

Operating leverage - The period to period dollar or percentage change in total revenue less the dollar or percentage change in noninterest expense. A positive variance indicates that revenue growth exceeded expense growth (i.e., positive operating leverage) while a negative variance implies expense growth exceeded revenue growth (i.e., negative operating leverage).

Other real estate owned (OREO) and foreclosed assets - Assets taken in settlement of troubled loans primarily through deed-in-lieu of foreclosure or foreclosure. Foreclosed assets include real and personal property. Certain assets that have a government-guarantee which are classified as other receivables are excluded.

Purchased credit deteriorated assets (PCD) - Acquired loans or debt securities that, at acquisition, are determined to have experienced a more-than-insignificant deterioration in credit quality since origination or issuance.

Risk-weighted assets - Computed by the assignment of specific risk-weights (as defined by the Board of Governors of the Federal Reserve System) to assets and off-balance sheet instruments.

Servicing rights - Intangible assets or liabilities created by an obligation to service assets for others. Typical servicing rights include the right to receive a fee for collecting and forwarding payments on loans and related taxes and insurance premiums held in escrow.

Supplementary leverage ratio - Basel III Tier 1 capital divided by Supplementary leverage exposure.

Taxable-equivalent interest income - The interest income earned on certain assets that is completely or partially exempt from federal income tax. These tax-exempt instruments typically yield lower returns than taxable investments. To provide more meaningful comparisons of yields and margins for all interest-earning assets, we use interest income on a taxable-equivalent basis in calculating average yields and net interest margins by increasing the interest income earned on tax-exempt assets to make it fully equivalent to

THE PNC FINANCIAL SERVICES GROUP, INC.	Page 20
interest income earned on other taxable investments. This adjustment is not permitted under GAAP on the Consolidated Income Statement.

Troubled debt restructuring (TDR) - A loan whose terms have been restructured in a manner that grants a concession to a borrower experiencing financial difficulties.

Unfunded lending related commitments - Standby letters of credit, financial guarantees, commitments to extend credit and similar unfunded obligations that are not unilaterally, unconditionally, cancelable at PNC’s option.

Yield curve - A graph showing the relationship between the yields on financial instruments or market indices of the same credit quality with different maturities. For example, a “normal” or “positive” yield curve exists when long-term bonds have higher yields than short-term bonds. A “flat” yield curve exists when yields are the same for short-term and long-term bonds. A “steep” yield curve exists when yields on long-term bonds are significantly higher than on short-term bonds. An “inverted” or “negative” yield curve exists when short-term bonds have higher yields than long-term bonds.